Summary of Fair Value Exposure at August 31, 2022 (Unaudited)

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 " Unadjusted quoted prices in active markets for identical securities the Fund has the ability to access

Level 2 " Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model"derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 " Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, they may be classified as Level 3 investments due to lack of market transparanecy and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant asumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of August 31, 2022:

Common Stocks	Level 1	Level 2		Level 3		Total
	$ 131,313,297	$	"	$	"	$ 131,313,297
Total*	$ 131,313,297	$	"	$	"	$ 131,313,297

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

The Fund did not hold any investments during the period ended August 31, 2022 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.